Exhibit 10.1

       STOCK GRANT AND INVESTMENT AGREEMENT

THIS AGREEMENT is made as of September 23, 2019, by and between ADVANCED OXYGEN TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and ROBERT WOLFE, an individual and Chief Executive Officer of the Company (“Wolfe”).

THE PARTIES AGREE AS FOLLOWS:

1.       Stock Grant. The Company hereby grants to Wolfe 1,000,000 shares (the “Shares”) of common stock of the Company.

2.       Consideration. The Company and Wolfe agree that the Shares being granted hereunder are being granted as consideration for services rendered by Wolfe to the Company. In connection therewith, the parties acknowledge and agree that the Company has received from Wolfe full performance of the services for which the Shares are being granted and that the Shares are deemed irrevocably and fully earned and vested as of the date hereof.

3.        Representations and Warranties of Wolfe. Wolfe hereby represents and warrants to the Company as follows:

(a)       Wolfe understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state by reason of a specific exemption from the registration provisions of the Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Wolfe’s representations and warranties as expressed herein.

(b)       Wolfe acknowledges and understands that the Shares are being acquired for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws. The Company has no obligation or intention to register the securities for resale at this time, nor has the Company made any representations, warranties, or covenants regarding the registration of the Shares or compliance with Regulation A or some other exemption under the Act.

(c)       Wolfe is aware that the Shares are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act. Wolfe acknowledges that the Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Wolfe is aware of the provisions of Rule 144 promulgated under the Act which permit investors who have satisfied a certain holding period to resell under certain conditions such securities or a portion of such securities.

(d)       Wolfe is an “accredited investor” as such term is defined in Regulation D promulgated under the Act.

(e)       Wolfe understands that any and all certificates representing the securities and any and all securities issued in replacement thereof or in exchange therefor initially shall bear the following legend, or one substantially similar thereto, which Wolfe has read and understands:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(f)       Wolfe acknowledges that he has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the acquisition of the Shares as contemplated herein, and that Wolfe is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Wolfe understands that Wolfe (and not the Company) shall be responsible for any tax liability that may arise as a result of the acquisition of the Shares as contemplated herein.

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4.       Miscellaneous.

(a) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware.

(b) Wolfe acknowledges that he has been advised to consult with his own attorney regarding this Agreement and Wolfe has done so to the extent that Wolfe deems appropriate.

(c) This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date indicated above.

The Company:

ADVANCED OXYGEN TECHNOLOGIES, INC.

By: ________________________________

Name: Robert Wolfe

Title: Chief Executive Officer

Wolfe:

_______________________________________

ROBERT WOLFE

PO Box 189

(Address)

Randolph, VT 05060-0189

Soc. Sec. No.: __________________________

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